SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549





                                 FORM 8-K
                              CURRENT REPORT





                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934




      Date of Report (Date of earliest event reported):  October 21, 1999





                           McDONALD'S CORPORATION
            (Exact name of Registrant as specified in its Charter)



       Delaware                   1-5231                36-2361282
(State of Incorporation)   (Commission File No.)       (IRS Employer
                                                     Identification No.)



                             One McDonald's Plaza
                           Oak Brook, Illinois 60523
                                (630) 623-3000
            (Address and Phone Number of Principal Executive Offices)


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
--------------------------------------------------------------------------

(c)  Exhibit
     -------

     (99) Press Release dated October 21, 1999 -- McDonald's Reports 15% Increase in Net Income Per Share


                                 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    McDONALD'S CORPORATION

                                    (Registrant)



                                    By:  /s/ Gloria Santona
                                         ---------------------------------
                                         Gloria Santona
                                         Vice President, Deputy General
                                         Counsel and Secretary